EXHIBIT 23.05



                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement No. 333-56250 of Instanet, Inc. on Form SB-2, as amended of our report July 2, 2001, on the financial statements of Instanet, Inc., appearing in the Prospectus, which is part of such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.


                                         /s/ Ehrhardt Keefe Steiner & Hottman PC
                                         ---------------------------------------
                                             Ehrhardt Keefe Steiner & Hottman PC



Denver, Colorado
August 15, 2001